N-CEN Item G.1.a.i (related to question B.11.A)

Description

In June of 2014 and in August of 2014, two separate class action lawsuits were filed in the United States District Court for the Southern District of New York on behalf of investors in Davis New York Venture Fund ("DNYVF") against Davis Selected Advisers, L.P. and Davis Selected Advisers – N.Y., Inc. (Davis Selected Advisers, L.P.'s sub-adviser). The plaintiffs claim that the defendants (the "Davis Entities") charged DNYVF excessive fees to manage DNYVF. In September of 2014, these two claims were consolidated into one lawsuit. The lawsuit seeks monetary damages and other relief. The Davis Entities believe that the action is without merit and have undertaken a vigorous defense in these proceedings. Although no determination can be made at this time, it is not anticipated that this lawsuit will have a material adverse effect on the Davis Entities, their assets, or the Fund.

Principal parties to the proceeding

Gary Hebda and Deborah Hebda/ Saul Chill and Sylvia Chill/Schuyler Hoffman  v. Davis Selected Advisers, L.P. and Davis Selected Advisers-NY, Inc.,

Case or Docket number

14-cv-4318